UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: May 22, 2017

SMARTFINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-37661	62-1173944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Kingston Pike, Suite 600 Knoxville, Tennessee		37919
(Address of Principal Executive Offices)		(Zip Code)

(865) 437-5700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 22, 2017, SmartFinancial, Inc. (“SmartFinancial”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with SmartBank, a Tennessee-chartered commercial bank and wholly owned subsidiary of SmartFinancial (“SmartBank”), Capstone Bancshares, Inc., an Alabama corporation (“Bancshares”), and Capstone Bank, an Alabama-chartered commercial bank and wholly owned subsidiary of Bancshares (“Capstone”), pursuant to which, on the terms and subject to the conditions set forth therein, Bancshares will merge with and into SmartFinancial (the “Merger”), with SmartFinancial to survive the Merger. As soon as reasonably practicable following the Merger and as a part of a single integrated transaction, Capstone will merge with and into SmartBank, with SmartBank to be the surviving banking corporation.

Under the terms of the Merger Agreement, each outstanding share of Bancshares stock will be converted into the right to receive either (a) $18.50 in cash, without interest, (ii) 0.85 shares of SmartFinancial common stock, or (iii) a combination of stock and cash. Bancshares shareholders will be asked to complete election forms requesting to receive all cash consideration, all stock consideration, or a mixture of both stock and cash consideration. The Merger Agreement provides that 80% of the aggregate number of Bancshares stock outstanding prior to the Merger shall be cancelled and converted into SmartFinancial common stock. If there is a shortfall in the number of Bancshares shares elected to be converted into SmartFinancial common stock, SmartFinancial will allocate consideration to those shareholders proportionately, in accordance with procedures set out in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by all parties. Conditions to each party’s obligation to consummate the Merger include the following, as well as other customary conditions: (1) approval of the Merger Agreement by shareholders of SmartFinancial and Bancshares, (2) approval of the Merger by regulatory authorities, (3) effectiveness of a registration statement for the shares issued as stock consideration to Bancshares shareholders, and (4) authorization to list the shares issued as stock consideration to Bancshares shareholders on Nasdaq. Conditions to SmartFinancial’s obligation to consummate the Merger include the following: (1) holders of not more than 10% of the outstanding shares of Bancshares stock shall have perfected and not withdrawn or lost their rights to dissent from the Merger, (2) receipt of the resignations of all those directors of Bancshares and Capstone not joining the SmartFinancial or SmartBank board of directors, (3) termination of the change in control agreements of certain Bancshares executive officers, and (4) evidence of the fact that all Alabama use tax due and payable by Bancshares and Capstone shall not exceed $150,000.

In connection with the Merger, SmartFinancial has entered into employment agreements with certain Capstone and Bancshares executives that will become effective as of the effective time of the Merger. Capstone directors, Steven B. Tucker and J. Beau Wicks will join the SmartFinancial and SmartBank boards. As an inducement to SmartFinancial and SmartBank to enter into the Merger Agreement, each Capstone and Bancshares director and certain Bancshares shareholders have signed voting agreements, dated as of the date of the Merger Agreement, pursuant to which such persons have agreed, among other things, to vote their shares of Bancshares stock in favor of approval of the Merger Agreement.

The Merger Agreement provides certain termination rights for both SmartFinancial and Bancshares and further provides that, upon termination of the Merger Agreement under certain circumstances, Bancshares or SmartFinancial, as applicable, will be obligated to pay the other party a termination fee of $2,800,000 plus expenses.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of, the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, and (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding SmartFinancial and its affiliates and businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement of SmartFinancial and Bancshares and a prospectus of SmartFinancial, as well as in the Forms 10-K, Forms 10-Q and other filings that SmartFinancial makes with the Securities and Exchange Commission (“SEC”).

Important Information for Shareholders

This report shall not constitute an offer to sell, the solicitation of an offer to sell, or the solicitation of an offer to buy any securities or the solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger, SmartFinancial will file a registration statement on Form S-4 with the SEC, which will contain the joint proxy statement/prospectus of SmartFinancial and Bancshares. Shareholders of Bancshares and SmartFinancial are encouraged to read the registration statement, including the joint proxy statement/prospectus that will be part of the registration statement, because it will contain important information about the Merger, Bancshares and SmartFinancial. After the registration statement is filed with the SEC, the joint proxy statement/prospectus and other relevant documents will be mailed to all Bancshares and SmartFinancial shareholders and will be available for free on the SEC’s website

(www.sec.gov). The joint proxy statement/prospectus will also be made available for free by contacting the President and CEO of SmartFinancial at (865) 868-0613. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain of the statements made in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of SmartFinancial, SmartFinancial and their respective management regarding the companies’ strategic directions, prospects, future results and benefits of the Merger, are subject to numerous risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Bancshares and SmartFinancial operate, governmental regulations, the ability to obtain regulatory and shareholder approvals, the possibility that conditions to completion of the Merger will not be satisfied, the ability to complete the Merger in the expected timeframe, the companies’ competitive environment, cyclical and seasonal fluctuations in their operating results, and other risks.

Item 7.01	Regulation FD

Bancshares and SmartFinancial issued a press release announcing the execution of the Merger Agreement on May 22, 2017. A copy of this press release is included here as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

SmartFinancial used the presentation materials furnished herewith to present the Merger Agreement and the Merger to investors, on or after May 22, 2017. Such materials are attached hereto as Exhibit 99.2. SmartFinancial does not undertake to update these materials after the date of this report, nor will this report be deemed a determination or admission as to the materiality of any information contained herein (including the information in Exhibit 99.2).

The information set forth in this Item 7.01 (including the information in Exhibits 99.1 and 99.2) is being furnished to the Securities and Exchange Commission and is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements & Exhibits

2.1	Agreement and Plan of Merger, dated as of May 22, 2017, by and among SmartFinancial, Inc., SmartBank, Capstone Bancshares, Inc., and Capstone Bank

99.1	Press Release, issued by SmartFinancial, Inc., dated May 22, 2017

99.2	Investor Presentation Materials

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTFINANCIAL, INC.
Date: May 23, 2017
/s/ William Y. Carroll Jr.
William Y. Carroll, Jr.
President & Chief Executive Officer

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of May 22, 2017, by and among SmartFinancial, Inc., SmartBank, Capstone Bancshares, Inc., and Capstone Bank.

99.1	Press Release, issued by SmartFinancial, Inc., dated May 22, 2017

99.2	Investor Presentation Materials

*	The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

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